Raymond James
Coal Investor Conference
December 4, 2008
Alliance Resource Partners, L.P.
Alliance Holdings GP, L.P.
Exhibit 99.2
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Forward-Looking Statements
This presentation contains forward-looking statements and information that are based on the beliefs of Alliance
Resource Partners, L.P. and Alliance Holdings GP, L.P. (the “Partnerships”) and those of their respective general partners (the “General Partners”), as well as assumptions made by and information currently available to them.
When used in this presentation, words such as “anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,”
“intend,” “could,” “believe,” “may,” and similar expressions and statements regarding the plans and objectives of the Partnerships for future operations, are intended to identify forward-looking statements.
Although the Partnerships and their General Partners believe that such expectations reflected in such forward-
looking statements are reasonable at the time such statements are made, neither the Partnerships  nor the General
Partners can give assurances that such expectations will prove to be correct. Such statements are subject to a variety of risks, uncertainties and assumptions.  If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those the Partnerships anticipated, estimated, projected or expected.
The Partnerships have no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Industry Overview
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Macro Coal Overview
Hedge fund deleveraging
Financial coal traders exiting the market
Reduced availability of capital
•
Instinct to preserve capital countered by….
•
Anticipated 2009 –
2010 cash flow surge
Alternative energy investments
Liquidity Crunch
Liquidity Crunch
Demand destruction
Demand destruction
China, India and global economic slowdown
Domestic energy consumption
Natural gas competition mitigated by….
•
Base load nature of coal
Recessionary pressures
Recessionary pressures
Hyperinflation has been arrested

Macro Coal Overview
Positives
•
Acknowledged importance of coal
–
Generates ~50% of U.S. electricity
–
Employs hundreds of thousands of Americans
–
Provides millions in tax revenues to coal states
–
America’s most abundant low-cost fuel source
•
Economic stimulus and commitment to U.S. jobs
•
Infrastructure investments will increase energy demand
•
Investment in Clean Coal technology
Negatives
•
Challenging legislative/regulatory landscape
•
Climate change –
Cap & Trade? Structure?
•
Renewable energy standard
•
Union influence –
Card Check
•
New MSHA
Obama and a Democratic Congress
Obama and a Democratic Congress
(1)  Energy Information Administration
1

Domestic Coal Supply Outlook
Reduced investment capital and credit capacity
Lack of equipment availability
MSHA –
productivity declines
Permitting delays and litigation
Labor shortages are still a factor
High cost operations at risk
International production constraints continue
Short Term Supply –
Short Term Supply –
Will Be Lower
Will Be Lower
Long Term Supply
Long Term Supply
Governmental action
Depletion of low cost reserves

Domestic Coal Demand Outlook
Short Term Demand –
Short Term Demand –
Will Be Lower Due To
Will Be Lower Due To
Worldwide Economic Downturn
Worldwide Economic Downturn
Met market
•
Steel production cuts
•
Coal pricing – U.S. vs Australian production
•
U.S. currency value
PCI market
Steam coal
Natural gas competition
Stockpiles are normal?

Domestic Coal Demand Outlook
Long Term Demand
Long Term Demand
Positives
•
New power plants –
29 coal-fired plants (16.5GW) currently
under construction in the U.S.
•
Economic stimulus programs –
U.S. $700B / China $600B
–
Met market will return
–
U.S. currency will reverse
•
BTU conversion technologies –
coal to gas / liquids
•
Clean coal technology investments
Negatives
•
Climate change
•
Renewable energy standard
•
Conservation / energy efficiency –
smart meters, save-a-watt
programs…
•
Natural gas competition –
price/demand volatility, depletion,
capital constraints
(1)  U.S. Department of Energy, “Tracking New Coal-Fired Power Plants”, June 2008
1

Summary - Domestic Coal Outlook
Despite challenges….
Despite challenges….
Coal has been and is best positioned  to
Coal has been and is best positioned  to
remain the Cornerstone of America’s
remain the Cornerstone of America’s
Electric Energy Future
Electric Energy Future

Company Overview
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Alliance Snapshot
1 1
10 10
2 2
3 3
4 4
9 9
7 7
6 6
8 8
12 12
11 11
Illinois Illinois
Indiana Indiana
Ohio Ohio
Pennsylvania Pennsylvania
Maryland Maryland
Virginia Virginia
West West
Virginia Virginia
Kentucky Kentucky
Current Mining Operation Current Mining Operation Future Growth Project Future Growth Project Transfer Terminal Transfer Terminal
Pattiki Complex Pattiki Complex
River View Complex River View Complex Dotiki Complex Dotiki Complex
Mount Vernon Mount Vernon
Transfer Terminal Transfer Terminal
Warrior Complex Warrior Complex
Hopkins Complex Hopkins Complex
Gibson Complex Gibson Complex
Pontiki Complex Pontiki Complex
MC Mining Complex MC Mining Complex Tunnel Ridge Complex Tunnel Ridge Complex
Penn Ridge Complex Penn Ridge Complex Mettiki Complex Mettiki Complex
9 9
Fifth largest coal producer in the
eastern United States
Eight underground mining
complexes in all major eastern coal
producing regions
Significant organic development
projects in the growing Illinois
Basin and Northern Appalachia
markets
Marketable coal reserves of ~713
million tons at 12/31/07
FY2008 estimated coal sales of 26.8
to 27.3 million tons and revenue of
$1.03 to $1.1 billion
Overview
5 5
2 2
1 1
3 3
4 4
5 5
6 6
7 7
8 8
9 9
10 10
11 11
12 12

Annualized Quarterly Distribution
14.4% CAGR
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08

Annualized Quarterly Distribution
26.9% CAGR
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08

Consistent Track Record of Distribution Growth
ARLP has increased quarterly distributions 40% since June 2006
AHGP has increased quarterly distributions 81% since June 2006
ARLP ARLP AHGP AHGP
Source:  Public filings
$2.24
$2.34 $2.34
$2.64
$2.80
$2.00
$2.16 $2.16
$2.24
$1.25
$1.50
$1.75
$2.00
$2.25
$2.50
$2.75
$3.00
$1.06
$1.15 $1.15
$1.41
$1.56
$0.86
$1.00 $1.00
$1.06
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
$1.75

Strong Realized Coal Price Growth
(1) Based on guidance from October 27, 2008 earnings release. For 2008, estimate reflects midpoint of guidance. For 2009 estimate, the guidance range reflects an increase of 25% - 35% over the midpoint of 2008 estimated pricing. For 2010 estimate, the guidance range reflects an increase of 40% - 50% over the midpoint of 2008 estimated pricing.
$53.74
$49.76
$55.74
$59.72
$39.81
Strong Coal Sales Commitments
Committed and priced coal
sales
•
2009 ~ 90%
•
2010 ~ 80%
Executed agreements during
the 2008Q3 for 22.9 million tons
•
Terms up to 10 years
•
Prices 65% above
historical levels
Estimated Coal Sales Price/Ton
(1)
$20.00
$30.00
$40.00
$50.00
$60.00
2008(e) 2009(e) 2010(e)
`

Alliance’s Long Term Growth Strategy
Capitalize on the expected strong demand
growth in scrubber quality coal
Continue to be a disciplined producer -
project developments tied to sales
commitments
Continuous focus on safety and operational
optimization
Pursue opportunistic acquisitions

Large Inventory of Organic Growth Projects
Construction in progress
Estimated capital cost ~ $265 – $285 million
Estimated reserves ~ 70 million tons high sulfur coal
Production capacity ~ 6 million tons/year
Initial longwall production in 2010Q4
Tunnel Ridge
Initiating permitting process
Estimated capital cost ~ $165 – $175 million
Estimated reserves ~ 57 million tons high sulfur coal
Production capacity ~ 5 million tons/year
Initial production in 2011 – 2013
Penn Ridge
Construction in progress
Estimated capital cost ~ $250 – $275 million
Estimated reserves ~ 117 million tons high sulfur coal
Production capacity ~ 6.4 million tons/year
Initial production in 2009Q4
River View
Permitting in progress
Estimated capital cost ~ $100 – $110 million
Estimated reserves ~ 83 million tons medium sulfur coal
Production capacity ~ 2.7 – 3.1 million tons/year
Initial production in 2010 – 2012
Gibson South
Illinois Illinois
Indiana Indiana Ohio Ohio
Pennsylvania Pennsylvania
Maryland Maryland
Virginia Virginia
West West
Virginia Virginia
Kentucky Kentucky
Note:  Estimated capital costs are based on 2008 dollars and exclude capitalized development and interest expenses.  Timing of anticipated initial production dependent upon obtaining  required permits and customer contracts.

Well Capitalized and Well Positioned for
Growth
2003YE 2004YE 2005YE 2005YE 2006YE 2006YE 2007YE 2007YE
92.1%
64.3%
34.1%
30.1%
32.5%
Source:  Public filings
Net Debt as Percentage of Capitalization
2008Q3 2008Q3
24.14%
Strong Balance Sheet
$350 million private placement of
Senior Notes completed 06/26/08
•
$205 million at 6.28% due
2015
•
$145 million at 6.72% due
2018
Existing $150 million revolving
credit facility expires in 2012
Liquidity of ~$380 million available
at 2008Q3
Current debt obligation of $18
million
Visible cash flow growth

Raymond James
Coal Investor Conference
December 4, 2008
Alliance Resource Partners, L.P.
Alliance Holdings GP, L.P.
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